                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 11, 2000
                                                 -------------------------------



                        RIBOZYME PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


      Colorado                      0-27914                      34-1697351
--------------------------------------------------------------------------------
     (State or other              (Commission                  (IRS employer
     jurisdiction of              file number)               identification no.)
     incorporation
     or organization)


                2950 Wilderness Place, Boulder, Colorado            80301
--------------------------------------------------------------------------------
                (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (303) 449-6500
                                                   --------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     5. Other Events

     On April 11, 2000, Ribozyme Pharmaceuticals, Inc. (the "Company"), closed its secondary offering of 3,150,000 shares of common stock at $18.00 per share, for gross proceeds of $56,700,000. The offering was underwritten by ING Barings LLC and Chase Securities, Inc. (the "Underwriters").

     Also on April 11, 2000, the Underwriters gave notice to exercise their over-allotment option to purchase 472,500 shares of common stock at $18.00 per share. The over-allotment sale consists entirely of shares offered by selling shareholders. The Company will not receive any of the proceeds from the sale of these shares.



                                   EXHIBITS

     1. Press release dated April 14, 2000.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RIBOZYME PHARMACEUTICALS, INC.


DATE: April  14, 2000             By: \s\ Lawrence E. Bullock
                                     -------------------------------------------
                                     Lawrence E. Bullock, Vice President of
                                     Administration and Finance, Chief Financial
                                      Officer and Secretary

                                      -2-